SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       MEDICAL INDUSTRIES OF AMERICA, INC.
               (Name of Registrant as Specified in its Charter)

     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                       MEDICAL INDUSTRIES OF AMERICA, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 27, 1997

        To the shareholders of  Medical Industries of America, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Medical Industries of America, Inc., a Florida corporation (the "Company"), will be held at the Holiday Inn, Delray Beach at 2:00 p.m., local time on Friday, June 27, 1997, for the following purposes:

        1. To elect six directors to each serve until the next annual meeting of shareholders of the Company and until their successors have been duly elected and qualified;

        2. To consider and act upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of capital stock of the Company;

        3. To consider and act upon a proposal to transact such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on May 22, 1997, are entitled to notice of and to vote at the meeting, or any adjournment thereof.

        Shareholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, Corporate Stock Transfer, 370 17th Street, Denver, CO 80202, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered shareholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                              BY ORDER OF THE BOARD OF DIRECTORS

Boynton Beach, Florida                        Linda Moore, Secretary
May 23, 1997

        THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                       MEDICAL INDUSTRIES OF AMERICA, INC
                       1903 S. CONGRESS AVENUE, SUITE 400
                          BOYNTON BEACH, FLORIDA 33426

                          (PRINCIPAL EXECUTIVE OFFICES)
                               -------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHARE HOLDERS
                               -------------------

        This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Medical Industries of America, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Holiday Inn, Delray Beach at 2:00 p.m., local time, on Friday, June 27, 1997, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about June 5, 1997. All costs of soliciting proxies will be borne by the Company.

        The close of business on May 22, 1997 has been fixed as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the Record Date, there were 4,540,652 shares of Common Stock, no par value, issued and outstanding.

        The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the shareholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other then an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

        With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares voted against the matter, unless the matter is one for which a greater vote is required by law or the Company's Articles of Incorporation or Bylaws.

        Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast the Annual Meeting, but will not be counted as votes cast for or against any given matter. Shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Accordingly, abstentions and broker or nominee non-votes will not have the same effect as a vote against the election of any director.

        All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN and, (ii) FOR AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK.

        The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting.

                                  ANNUAL REPORT

        A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

        The Company will provide, without charge, a copy of the exhibits to its Annual Report on Form 10- KSB, upon written request to Linda Moore, Secretary of the Company, at 1903 S. Congress Avenue, Suite 400, Boynton Beach, Florida 33426; fax number (561) 737-5008.

                                     ITEM 1
                              ELECTION OF DIRECTORS

DIRECTOR NOMINEES

        The directors are elected annually by the shareholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors. The shareholders will elect six directors for the coming year. All of the nominees presently serve as directors of the Company.

        Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors. The Company's directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

        MICHAEL F. MORRELL (AGE 55). Mr. Morrell has served as a director of the Company and as chairman of the board and chief executive officer since August 1996. From March 1994 through November 1995, Mr. Morrell served as president and chairman of Westmark Group Holdings, Inc. of Delray Beach, Florida ("Westmark"). From March 1994 to January 1995, Mr. Morrell served as president of Churchill Technology. From March 1990 to March 1994, Mr. Morrell served as president of Nexus Leasing Corp. and Nexus Realty which he founded in March 1990. Mr. Morrell serves on the Company's Audit and Compensation Committees.

        PAUL C. PERSHES (AGE 54). Mr. Pershes, president of the Company, has served as a outside director since August 1996. Mr. Pershes has been a director of Weinberg, Pershes and Company, P.A. of Boca Raton, Florida, a public accounting firm, since August 1995. From January 1993 to August 1995, Mr. Pershes was a director of Pershes & Company, P.A., a public accounting firm, and its predecessor companies. From December 1990 to December 1992, Mr. Pershes served as president of Temco Service Industries, Inc. Mr. Pershes is a certified public accountant licensed in the states of New York and Florida. Mr. Pershes serves on the Company's Audit and Compensation Committees.

        THEODORE J. ORLANDO (AGE 60). Mr. Orlando has served as an outside director to the company since March 1997. In 1994, Mr. Orlando founded Barkus Capital Resources, Ltd., of East Northport, NY, an entity engaged in real estate and stock investments where he serves as president. From 1980 to 1994, Mr. Orlando acted as chairman and chief executive officer for TJ Systems Corporation a computer leasing company he founded. Mr. Orlando serves on the Company's Compensation Committee.

        TERRY LAZAR (AGE 54). Mr. Lazar has served as an outside director since April 1997. Since 1977 Mr. Lazar founded and serves as the senior partner of Lazar, DeThomasis, Sanders and Company, LLP, of Jericho, NY, a full service accounting firm specializing in real estate, healthcare, manufacturing, insurance hotel industry and entertainment. In addition, Mr. Lazar serves as partner and director of finance of the Ambulatory Surgery Center. Mr. Lazar serves on the Company's Audit Committee.

                                       3
        GLEN BARBER (AGE 47). Mr. Barber has served as an outside director since April 1997. Mr. Barber founded New Age Communications, Inc., in 1988 and currently serves as its president. New Age Communications, Inc,. of Tallahassee, Florida is a master distributor of operator services to Oncor, Conquest and LDDS. For the past four years, Mr Barber has served as President and Director of the Museum of Art in Tallahassee, Florida. From 1991 through 1993 Mr. Barber served on the Advisory Board to Oncor Communications, Inc, of Bethesda, MD. Mr. Barber serves on the Company's Audit Committee.

        DR. A. RAZZAK TAI, M.D., M.R.C.P., F.A.C.C.P., F.A.C.C. (AGE 63). Dr. Tai is Board Certified in Internal Medicine and Cardiovascular Diseases in England and the United States. He is a Fellow of the American College of Cardiology, a Fellow of the American College of Chest Physicians, a Fellow of the American College of Angiology and a Fellow of the Clinical Council of Cardiology of the American Heart Association. Dr. Tai has served on the committee for the American College of Chest Physicians and is a past President of the American Heart Association. Dr. Tai set-up his private practice in Central Florida in 1977. He continued his medical teaching at Orlando Regional Medical Center while establishing Florida Physicians Internet, Inc., a large multi-specialty group practice serving four counties in the Central Florida region. Dr. Tai's research papers have been extensively published in medical journals. He has also authored and published "THE HEART DOCTOR'S HEART BOOK" and "RAPID INTERPRETATION OF ELECTROCARDIOGRAM".

COMMITTEES AND MEETINGS

        The Board of Directors held 17 meetings in 1996 and each director of the Company attended at least 75% of all Board meetings. In August 1996, the Board established an Audit Committee and a Compensation Committee. The Audit Committee reviews and reports to the Board on the financial results of the Company's operations and the results of the audit services provided by the Company's independent accountants, including the fees and costs for such services. The Compensation Committee reviews compensation paid to management and recommends to the Board appropriate executive compensation. Messrs. Morrell and Pershes serve on both committees. Mr. Orlando serves on the Compensation Committee. Mr. Lazar and Mr. Barber serve on the Audit Committee.

DIRECTORS' FEES

        Outside directors will receive an annual fee of up to $5,000 and are entitled to reimbursement for reasonable travel expenses incurred in attending board meetings. Each of the outside directors was or will be granted 25,000 common stock options.

REPORTS

        Section 16(a) ofthe Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownerships and reports of changes in ownership, and to furnish the Company with copies of all Section 16(a) reports they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its officers, directors were complied with during the year ended December 31, 1996. The Company has reason to believe that certain investors owned at one point, and may currently own more than 5 and 10% of the Company's outstanding common stock, but the Company has not received any filing indicating such.

THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                                     ITEM 2
                      INCREASE IN AUTHORIZED CAPITAL STOCK

        The Compary's Articles of Incorporation currently authorize the Company to issue up to 8,000,000 shares of Common Stock and 2,500,000 shares of preferred stock, no par value per share ("Preferred Stock"). Of the 2,500,000 shares of Preferred Stock authorized, 33,414 shares are designated as Series A, 10,000 shares are designated as Series B, 75,000 shares are designated as Series C and 375,000 shares are designated as Series D . As of the Record Date, the Company had 4,540,652 shares of Common Stock issued and outstanding. There are no shares of Series A or Series C, 10,000 shares of Series B and 62,120 shares of Series D Preferred Stock issued and outstanding.

        The Board of Directors deems it to be in the best interests of the Company to increase the number of authorized shares of capital stock to 60,000,000 shares, consisting of 50,000,000 shares of Common Stock, no par value per share, and 10,000,000 shares of Preferred Stock, no par value per share. The purpose of these additional shares is to provide for a significant number of shares of capital stock for acquisitions.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK, AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT.

                               EXECUTIVE OFFICERS

 The executive officers of the Company are as follows:

 NAME                     AGE  POSITION
 Michael F. Morrell (1)   55   Chairman of the Board and Chief Executive Officer
 Paul C. Pershes (l)      54   President and Director
 Linda Moore              45   Senior Vice President and Secretary
 Dawn M. Drella           30   Chief Financial Officer

-----------------------
(1) Biographical information with respect to these officers was previously described in Item 1.


        LINDA MOORE, who married Mr. Morrell in April 1997, has served as the senior vice president and secretary of the Company since January 1997. She has served as senior v.p./assistant secretary of Westmark Group Holdings, Inc. from March 1994 through December 1995. Prior to her affiliation with Westmark, Ms. Moore founded Moore Financial Services, Inc. to provide financial public relations for public companies and private firms trying to go public. From 1986 to 1990, Moore Financial, based in New Jersey, participated in four successful initial public offerings while representing additional clients on a consulting basis.

        DAWN M. DRELLA has been chief financial officer of the Company since April 1995. She also served as the controller of the Company from June 1993 until April 1995. From February 1996 to June 1996, Ms. Drella served as chief financial officer of Westmark. Ms. Drella served as a staff accountant at Jones & Hall, PA from 1992 to 1993. From 1991 through 1992, Ms. Drella served as controller of RCC Associates, Inc., a general contractng firm that specialized in high end retail stores. Ms. Drella is a certified public accountant.

        The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board.

                                 STOCK OWNERSHIP
        The following table and notes thereto set forth, as of May 22, 1997, certain information regarding beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each of the Company's directors and director nominees, (iii) each named executive officer, and (iv) all directors and officers of the Company as a group.

                                             SHARES OF           PERCENTAGE
NAME AND ADDRESS                            COMMON STOCK          OF CLASS
----------------                            ------------         ----------
Michael F. Morrell                           275,000     (2)        5.2%
1903 S. Congress Avenue, Ste. 400
Boynton Beach, Fl 33426

Paul C. Pershes                              262,500     (2)        5.0%
1903 S. Congress Avenue, Ste. 400
Boynton Beach, FL 33426

Terry Lazar
129 Foxwood Drive
Jericho, NY  11753

Glen Barber
1288 Timberlane Road
Talahassee, FL  32312

Theodore J. Orlando                           25,000     (2)          *
11 Stonehenge Lane
East Northport, NY 11731

Linda Moore                                  102,000     (2)        1.9%
1903 S. Congress Avenue, Ste. 400
Boynton Beach, Fl 33426

Dawn M. Drella                                 2,000     (2)          *
1903 S. Congress Avenue, Ste. 400
Boynton Beach, FL 33426

Dr. A. Razzak Tai                              50,000 (1)(2)        1.0%
595 Oak Commons Blvd.
Kissimmee, FL 34741

All Directors and Executive                           716,500(1)(2) 13.6%
Officers as a Group
-------------------------------
*less than 1%

(1) Excludes 714,000 shares of preferred stock convertible into 714,000 shares of common stock and $475,000 face amount preferred stock convertible at market beginning July 1997.
(2) Includes for purposes of this presentation, options and warrants to purchase shares of Common Stock exercisable within 60 days of May 22, 1997.

                             EXECUTIVE COMPENSATION

        The following table sets forth the information with respect to each person who served in the capacity of chief executive officer during l996, and other officers of the Company whose total annual salary and bonus for the fiscal year ended December 31, 1996 exceeded $100,000 (collectively, the "Named Executive Officers"). These Named Executive Officers receive perquisites and other personal benefits in amounts less than 10% of their total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG -TERM
                                       ANNUAL COMPENSATION            COMPENSATION

  NAME AND PRINICIPAL     FISCAL                             Other Annual                 All Other
       POSITION            YEAR       SALARY       BONUS     COMPENSATION    OPTIONS     COMPENSATION
       --------            ----       ------       -----     ------------    -------     ------------
Michael F. Morrell,        1996      $74,999          -               -                            -
  Chief Executive                          -          -               -                            -
  Officer (1)                              -          -               -                            -
Norman J. Birmingham,      1996      $49,230          -               -                            -
  Chief Executive          1995       21,461          -               -                            -
  Officer (2)                              -          -               -

-------------------------------
(1)     Mr. Morrell was chief executive officer from August 1996 to the present.
(2) Mr. Birmingham resigned from the Company as president and chief executive officer in August 1996.

EMPLOYMENT AGREEMENTS

        In January 1997, the Company signed an employment agreement with Michael Morrell to serve as Chief Executive Officer of the Company. The term of agreement is for five years, with compensation equal to an annual salary of $150,000, the granting of 775,000-925,000 stock options to be vested over a four year period and the payment of normal business expenses.

        The Company signed an employment agreement, commencing in May 1997, with Paul Pershes to serve as president of the Company. The term of the agreement is for five years, with compensation equal to an annual salary of $150,000, the granting of 775,000 - 925,000 stock options to be vested over a four year period and the payment of normal business expenses.

        In November 1996, the Company signed an employment agreement with Linda Moore. The term of agreement is for five years, with compensation equal to an annual salary of $80,000, the granting of performance options to be vested over a five year period and the payment of normal business expenses.

        The following tables show, as to the Named Executive Officers, certain information concerning stock options.

                            L996 STOCK OPTION GRANTS

                        Options        Percent of
                        Granted       Total Options  Exercise Price  Expiration
         NAME           (SHARES)         GRANTED      (PER SHARE)       DATE

Michael F. Morrell       25,000                          $1.50        8/27/06

                            AGGREGATE OPTION EXERCISES IN 1996
                                AND YEAR-END OPTION VALUES

                                                              Number of              Value of
                             Shares                          Securities            Unexercised
                            Acquired       Value       Underlying Unexercised      in-the-money
         NAME             ON EXERCISE   REALIZED(1)            OPTIONS              OPTIONS(1)
                               -                -                    -                     -

----------------------------

LONG-TERM EMPLOYEE PLANS

        The Company does not have any long-term incentive plans.

                              CERTAIN TRANSACTIONS

WEINBERG, PERSHES & COMPANY

        During 1995 and 1996, the Company engaged Weinberg, Pershes & Company ("Weinberg"), an accounting services firm, for consulting services. Paul Pershes, a director of the company, has been a director and shareholder of Weinberg. In December 1996, Weinberg received 28,000 ($35,000) shares of common stock from the Company pursuant to a consulting contract dated October 1, 1996.

AGREEMENT WITH FLORIDA PHYSICIANS INTERNET, INC.

        Effective January 9, 1997, the Company entered into a purchase agreement with Florida Physicians Internet, Inc. ("FPII"). Florida Physicians Internet, Inc. is a group medical practice specializing in cardiology, neurology, pulmonology, pediatrics, and internal medicine. This group practice is led by Dr. A. Razzak Tai, MD, FACCP, ACCP, MRCP. Consideration for the purchase included the issuance of 714,000 shares of the Company's preferred shares convertible in to 714,000 shares of common stock, $475,000 face amount of preferred stock convertible at market in July 1997, and 50,000 common stock options at $.50 per share.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors and Audit Committee have not selected or recommended an independent public accountant for 1997. The Audit Committee is currently interviewing various firms that will provide for the growing needs of the Company. Grant-Schwartz Associates, CPA's (currently merged into Beck Villata & Co., P.C.) were the auditors for the past two years. There have been no disagreements between the Company and Grant-Schwartz.

        Prior thereto, the Board of Directors voted to dismiss its prior accountants, Ernst & Young, LLP in January 1996. There were no disagreements between the Company and Ernst & Young. In February 1996, the Company engaged the services of McGladrey and Pullen, LLP. McGladrey resigned as previously disclosed in the Company's Form 10-KSB.

                              COST OF SOLICITATION

        The Company will bear the cost of the solicitation of proxies from its shareholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                                  OTHER MATTERS

        Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

Proposals of shareholders of the Company which are intended to be presented by such shareholders at the 1997 Annual Meeting must be received by the Company no later than March 31, 1998 in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Linda Moore, Secretary

May 23, 1997
Boynton Beach, Florida

                                                                     PRELIMINARY

PROXY

                       MEDICAL INDUSTRIES OF AMERICA, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 27, 1997

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDICAL INDUSTRIES OF AMERICA, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of Medical Industries of America, Inc. (the "Company") hereby appoints Marc Woolf and Linda Moore, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Camino Real, 1229 East Atlantic Avenue, Delray Beach, FL 33483 on Friday, June 27, 1997 at 2:00 p.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.To elect six Directors.
                                                     FOR       WITHHOLD

         Michael F. Morrell                         [   ]       [   ]
         Paul C. Pershes                            [   ]       [   ]
         Theodore J. Orlando                        [   ]       [   ]
         Glen Barber                                [   ]       [   ]
         Terry Lazar                                [   ]       [   ]
         Dr. A Razzak Tai                           [   ]       [   ]


                                                     FOR       AGAINST   ABSTAIN
2.To amend the Company's Articles of Incorporation  [   ]        [   ]     [   ]
  to increase the number of authorized shares of capital stock .

3.To transact such other business as may properly   [   ]        [   ]     [   ]
  come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1, 2 AND 3, THIS PROXY WILL BE VOTED FOR THESE ITEMS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 27, 1997.

                                                                     PRELIMINARY

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.



DATED:__________________________    ____________________________________________
                                    [Signature]


                                    --------------------------------------------
                                    [Signature if jointly held]


                                    --------------------------------------------
                                    [Printed Name]

                                    Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.